Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

June 30, 2020

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders	4
	Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	5
	Quarterly Summary - Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders	6
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	7
	Capitalization/Book Value per Common Share	8
	Spread Results	9

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	9
	Annuity Account Balance Rollforward	9
	Annuity Deposits by Product Type	10
	Surrender Charge Protection and Account Values by Product Type	10
	Annuity Liability Characteristics	11

C.	Investment Summary
	Summary of Invested Assets	14
	Credit Quality of Fixed Maturity Securities	15
	Watch List Securities	15
	Fixed Maturity Securities by Sector	16
	Mortgage Loans on Real Estate	17

D.	Shareholder Information	18

E.	Research Analyst Coverage	19

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2020	December 31, 2019
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$50,738,792	$51,580,490
Mortgage loans on real estate	3,958,233	3,448,793
Derivative instruments	672,958	1,355,989
Other investments	479,099	492,301
Total investments	55,849,082	56,877,573

Cash and cash equivalents	2,408,635	2,293,392
Coinsurance deposits	4,962,859	5,115,013
Accrued investment income	450,290	472,826
Deferred policy acquisition costs	2,920,793	2,923,454
Deferred sales inducements	1,937,083	1,966,723
Income taxes recoverable	35,962	—
Other assets	43,592	47,571
Total assets	$68,608,296	$69,696,552

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$61,669,232	$61,893,945
Other policy funds and contract claims	244,186	256,105
Notes payable	495,388	495,116
Subordinated debentures	77,964	157,265
Deferred income taxes	229,757	177,897
Income taxes payable	—	429
Other liabilities	829,710	2,145,676
Total liabilities	63,546,237	65,126,433

Stockholders' equity:
Preferred stock, Series A	16	16
Preferred stock, Series B	12	—
Common stock	91,595	91,107
Additional paid-in capital	1,508,171	1,212,311
Accumulated other comprehensive income	1,719,839	1,497,921
Retained earnings	1,742,426	1,768,764
Total stockholders' equity	5,062,059	4,570,119
Total liabilities and stockholders' equity	$68,608,296	$69,696,552

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenues:
Premiums and other considerations	$11,032	$4,126	$18,696	$9,536
Annuity product charges	63,438	60,700	122,987	113,666
Net investment income	543,704	570,568	1,117,022	1,129,006
Change in fair value of derivatives	327,662	76,045	(614,212)	460,514
Net realized gains (losses) on investments	(25,888)	(3,832)	(46,224)	(4,395)
Other than temporary impairment (OTTI) losses on investments:
Total OTTI losses	—	(998)	—	(998)
Portion of OTTI losses recognized from other comprehensive income	—	(215)	—	(215)
Net OTTI losses recognized in operations	—	(1,213)	—	(1,213)
Loss on extinguishment of debt	—	—	(2,024)	—
Total revenues	919,948	706,394	596,245	1,707,114

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	13,331	6,939	23,403	16,238
Interest sensitive and index product benefits	240,992	251,103	641,211	387,777
Amortization of deferred sales inducements	(75,178)	19,785	(1,587)	53,094
Change in fair value of embedded derivatives	1,126,935	327,562	(123,126)	1,093,885
Interest expense on notes payable	6,388	6,380	12,773	12,759
Interest expense on subordinated debentures	1,321	4,057	2,909	8,145
Amortization of deferred policy acquisition costs	(119,889)	29,946	813	75,078
Other operating costs and expenses	41,951	37,426	85,577	76,405
Total benefits and expenses	1,235,851	683,198	641,973	1,723,381
Income (loss) before income taxes	(315,903)	23,196	(45,728)	(16,267)
Income tax expense (benefit)	(68,474)	4,606	(41,246)	(4,847)
Net income (loss)	(247,429)	18,590	(4,482)	(11,420)
Less: Preferred stock dividends	5,950	—	12,561	—
Net income (loss) available to common stockholders	$(253,379)	$18,590	$(17,043)	$(11,420)

Earnings (loss) per common share	$(2.76)	$0.20	$(0.19)	$(0.13)
Earnings (loss) per common share - assuming dilution	$(2.76)	$0.20	$(0.19)	$(0.13)

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	91,803	91,103	91,724	90,994
Earnings (loss) per common share - assuming dilution	92,027	91,785	92,024	91,765

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
Revenues:
Traditional life insurance premiums	$722	$823	$762	$778	$799
Life contingent immediate annuity considerations	10,310	6,841	8,084	4,374	3,327
Surrender charges	19,390	19,705	15,092	20,537	19,480
Lifetime income benefit rider fees	44,048	39,844	47,630	43,110	41,220
Net investment income	543,704	573,318	588,217	590,412	570,568
Change in fair value of derivatives	327,662	(941,874)	466,434	(20,042)	76,045
Net realized gains (losses) on investments	(25,888)	(20,336)	7,029	4,328	(3,832)
Net OTTI losses recognized in operations	—	—	(17,412)	(101)	(1,213)
Loss on extinguishment of debt	—	(2,024)	(2,001)	—	—
Total revenues	919,948	(323,703)	1,113,835	643,396	706,394

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	702	621	835	758	576
Life contingent immediate annuity benefits and change in future policy benefits	12,629	9,451	10,718	6,869	6,363
Interest sensitive and index product benefits (a)	240,992	400,219	399,514	500,285	251,103
Amortization of deferred sales inducements (b)(c)	(75,178)	73,591	91,260	(55,769)	19,785
Change in fair value of embedded derivatives (b)(d)	1,126,935	(1,250,061)	147,879	212,278	327,562
Interest expense on notes payable	6,388	6,385	6,384	6,382	6,380
Interest expense on subordinated debentures	1,321	1,588	3,651	3,968	4,057
Amortization of deferred policy acquisition costs (b)(c)	(119,889)	120,702	133,573	(120,934)	29,946
Other operating costs and expenses	41,951	43,626	39,194	38,554	37,426
Total benefits and expenses	1,235,851	(593,878)	833,008	592,391	683,198
Income (loss) before income taxes	(315,903)	270,175	280,827	51,005	23,196
Income tax expense (benefit) (e)	(68,474)	27,228	60,677	13,645	4,606
Net income (loss) (a)(b)(c)(d)(e)	(247,429)	242,947	220,150	37,360	18,590
Less: Preferred stock dividends	5,950	6,611	—	—	—
Net income (loss) available to common stockholders (a)(b)(c)(d)(e)	$(253,379)	$236,336	$220,150	$37,360	$18,590

Earnings (loss) per common share	$(2.76)	$2.58	$2.41	$0.41	$0.20
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)(e)	$(2.76)	$2.57	$2.40	$0.41	$0.20

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	91,803	91,644	91,314	91,252	91,103
Earnings (loss) per common share - assuming dilution	92,027	92,021	91,883	91,711	91,785

(a)
Q3 2019 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $315.4 million and decreased both net income and net income available to common stockholders by $247.3 million and decreased earnings per common share - assuming dilution by $2.70 per share.

(b)
Q2 2020 includes a benefit from the revision of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $230.1 million, increased amortization of deferred sales inducements and deferred policy acquisition costs by $36.7 million and $57.6 million, respectively, and decreased both net loss and net loss available to common stockholders by $106.5 million and reduced loss per common share - assuming dilution by $1.16 per share.

(c)
Q3 2019 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $104.7 million and $193.0 million, respectively, and increased both net income and net income available to common stockholders by $233.4 million and increased earnings per common share - assuming dilution by $2.54 per share.

(d)
Q3 2019 includes expense from the revision of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact increased change in fair value of embedded derivatives by $28.2 million and decreased both net income and net income available to common stockholders by $22.1 million and decreased earnings per common share - assuming dilution by $0.24 per share.

(e)
Q1 2020 includes a tax benefit related to the provision of the Coronavirus Aid, Relief, and Economic Security Act, (“the CARES ACT”)  which was signed into legislation on March 27, 2020 and allows net operating losses for 2018 through 2020 to be carried back to previous tax years in which a 35% statutory tax rate was in effect. The impact reduced income tax expense and increased both net income and net income available to common stockholders by $30.8 million and increased earnings per common share - assuming dilution by $0.33 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss) available to common stockholders, we have consistently utilized non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income available to common stockholders equals net income (loss) available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income available to common stockholders together with net income (loss) available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net income (loss) available to common stockholders	$(253,379)	$18,590	$(17,043)	$(11,420)
Adjustments to arrive at non-GAAP operating income available to common stockholders: (a)
Net realized gains/losses on financial assets, including credit losses	18,492	2,625	34,841	2,930
Change in fair value of derivatives and embedded derivatives - fixed index annuities	423,590	99,868	303,136	250,812
Change in fair value of derivatives - interest rate caps and swap	—	854	(848)	1,490
Income taxes	(95,599)	(22,346)	(72,897)	(54,819)
Non-GAAP operating income available to common stockholders	$93,104	$99,591	$247,189	$188,993

Per common share - assuming dilution:
Net income (loss) available to common stockholders	$(2.76)	$0.20	$(0.19)	$(0.13)
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Anti-dilutive effect of net loss	0.01	—	—	0.01
Net realized gains/losses on financial assets, including credit losses	0.20	0.03	0.38	0.03
Change in fair value of derivatives and embedded derivatives - fixed index annuities	4.60	1.09	3.30	2.73
Change in fair value of derivatives - interest rate caps and swap	—	0.01	(0.01)	0.02
Income taxes	(1.04)	(0.24)	(0.79)	(0.60)
Non-GAAP operating income available to common stockholders	$1.01	$1.09	$2.69	$2.06

(a)
Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net realized gains/losses on financial assets, including credit losses:
Net realized gains/losses on financial assets, including credit losses	$25,276	$5,045	$46,933	$5,608
Amortization of DAC and DSI	(6,784)	(2,420)	(12,092)	(2,678)
Income taxes	(3,995)	(567)	(7,526)	(633)
	$14,497	$2,058	$27,315	$2,297
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$713,446	$218,046	$503,555	$459,166
Interest rate caps and swap	—	854	(848)	1,490
Amortization of DAC and DSI	(289,856)	(118,178)	(200,419)	(208,354)
Income taxes	(91,604)	(21,779)	(65,371)	(54,186)
	$331,986	$78,943	$236,917	$198,116

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders

	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
Net income (loss) available to common stockholders	$(253,379)	$236,336	$220,150	$37,360	$18,590
Adjustments to arrive at non-GAAP operating income available to common stockholders: (a)
Net realized gains/losses on financial assets, including credit losses	18,492	16,349	7,606	(3,175)	2,625
Change in fair value of derivatives and embedded derivatives - fixed index annuities	423,590	(120,454)	(127,777)	250,186	99,868
Change in fair value of derivatives - interest rate caps and swap	—	(848)	(167)	(76)	854
Income taxes	(95,599)	22,702	26,023	(50,940)	(22,346)
Non-GAAP operating income available to common stockholders (b)(c)(d)	$93,104	$154,085	$125,835	$233,355	$99,591

Per common share - assuming dilution:
Net income (loss) available to common stockholders	$(2.76)	$2.57	$2.40	$0.41	$0.20
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Anti-dilutive effect of net loss	0.01	—	—	—	—
Net realized gains/losses on financial assets, including credit losses	0.20	0.17	0.08	(0.04)	0.03
Change in fair value of derivatives and embedded derivatives - fixed index annuities	4.60	(1.31)	(1.39)	2.73	1.09
Change in fair value of derivatives - interest rate caps and swap	—	(0.01)	—	—	0.01
Income taxes	(1.04)	0.25	0.28	(0.56)	(0.24)
Non-GAAP operating income available to common stockholders (b)(c)(d)	$1.01	$1.67	$1.37	$2.54	$1.09

(a)
Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(b)
Q3 2019 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $315.4 million and decreased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $247.3 million and $2.70 per share, respectively.

(c)
Q3 2019 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $184.9 million and $288.3 million, respectively, and increased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share- assuming dilution by $371.0 million and $4.05 per share, respectively.

(d)
Q1 2020 includes a tax benefit related to the provision of the CARES ACT which was signed into legislation on March 27, 2020 and allows net operating losses for 2018 through 2020 to be carried back to previous tax years in which a 35% statutory tax rate was in effect. The impact reduced income tax expense and increased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $30.8 million and $0.33 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
Net realized (gains) losses on investments	$25,888	$20,336	$(7,029)	$(4,328)	$3,832
Net OTTI losses recognized in operations	—	—	17,412	101	1,213
Change in fair value of derivatives	(413,489)	1,039,322	(370,973)	(79,943)	(108,662)
Increase (decrease) in total revenues	(387,601)	1,059,658	(360,590)	(84,170)	(103,617)

Amortization of deferred sales inducements	115,511	(29,683)	(37,374)	(57,408)	49,101
Change in fair value of embedded derivatives	(1,126,935)	1,250,061	(147,879)	(212,278)	(327,562)
Interest sensitive and index product benefits (a)	612	(1,321)	—	—	—
Amortization of deferred policy acquisition costs	181,129	(54,446)	(54,999)	(61,419)	71,497
Increase (decrease) in total benefits and expenses	(829,683)	1,164,611	(240,252)	(331,105)	(206,964)
Increase in income (loss) before income taxes	442,082	(104,953)	(120,338)	246,935	103,347
Increase (decrease) in income tax expense (benefit)	95,599	(22,702)	(26,023)	50,940	22,346
Increase (decrease) in net income (loss) available to common stockholders	$346,483	$(82,251)	$(94,315)	$195,995	$81,001

(a)
Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits under a revised impairment model for financial assets measured at amortized cost which we were required to adopt on January 1, 2020. The change in this allowance is reflected in the net realized gains/losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
Capitalization:
Notes payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	77,964	77,893	159,272	247,362	247,294
Total debt	577,964	577,893	659,272	747,362	747,294
Total stockholders’ equity	5,062,059	3,522,757	4,570,119	4,126,716	3,497,475
Total capitalization	5,640,023	4,100,650	5,229,391	4,874,078	4,244,769
Accumulated other comprehensive income (AOCI)	(1,719,839)	(219,974)	(1,497,921)	(1,639,429)	(1,049,984)
Total capitalization excluding AOCI (a)	$3,920,184	$3,880,676	$3,731,470	$3,234,649	$3,194,785

Total stockholders’ equity	$5,062,059	$3,522,757	$4,570,119	$4,126,716	$3,497,475
Equity available to preferred stockholders (b)	(700,000)	(400,000)	(400,000)	—	—
Total common stockholders' equity (c)	4,362,059	3,122,757	4,170,119	4,126,716	3,497,475
Accumulated other comprehensive income	(1,719,839)	(219,974)	(1,497,921)	(1,639,429)	(1,049,984)
Total common stockholders’ equity excluding AOCI (c)	2,642,220	2,902,783	2,672,198	2,487,287	2,447,491
Net impact of fair value accounting for derivatives and embedded derivatives	685,839	353,853	448,924	549,202	353,180
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$3,328,059	$3,256,636	$3,121,122	$3,036,489	$2,800,671

Common shares outstanding	91,595,066	91,497,841	91,107,555	91,006,950	90,936,324

Book Value per Common Share: (d)
Book value per common share (c)	$47.62	$34.13	$45.77	$45.35	$38.46
Book value per common share excluding AOCI (c)	$28.85	$31.73	$29.33	$27.33	$26.91
Book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$36.33	$35.59	$34.26	$33.37	$30.80

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	12.8%	12.9%	13.4%	15.5%	15.7%
Total debt / Total capitalization	14.7%	14.9%	17.7%	23.1%	23.4%

(a)	Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.

(b)	Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.

(c)
Total common stockholders' equity, total common stockholder's equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives. Since the net impact of fair value accounting for our derivatives and embedded derivatives fluctuates from quarter to quarter and the most significant impacts relate to fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.

(d)
Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives divided by the total number of shares of common stock outstanding.

(e)	Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands)

Spread Results

Six Months Ended June 30,
2020	2019		Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
4.24%	4.49%	Average yield on invested assets	4.12%	4.36%	4.52%	4.59%	4.51%
1.73%	1.89%	Aggregate cost of money	1.73%	1.72%	1.75%	1.84%	1.88%
2.51%	2.60%	Aggregate investment spread	2.39%	2.64%	2.77%	2.75%	2.63%

		Impact of:
0.04%	0.03%	Investment yield - additional prepayment income	0.03%	0.06%	0.12%	0.11%	0.04%
0.02%	0.03%	Cost of money effect of over (under) hedging	(0.01)%	0.05%	0.05%	0.02%	0.04%

$52,762,227	$50,309,342	Weighted average investments	$52,901,215	$52,623,239	$52,141,459	$51,529,850	$50,709,966
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

Six Months Ended June 30,
2020	2019		Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
		Included in interest sensitive and index product benefits:
$376,815	$217,677	Index credits	$97,875	$278,940	$277,798	$92,343	$161,752
95,541	97,914	Interest credited	46,594	48,947	49,482	49,511	50,478
		Included in change in fair value of derivatives:
(382,278)	(224,890)	Proceeds received at option expiration	(97,015)	(285,263)	(284,624)	(95,491)	(166,430)
369,871	397,503	Pro rata amortization of option cost	182,841	187,030	188,984	195,354	199,006
$459,949	$488,204	Cost of money for deferred annuities	$230,295	$229,654	$231,640	$241,717	$244,806

$53,244,580	$51,669,061	Weighted average liability balance outstanding	$53,214,255	$53,274,905	$53,092,419	$52,682,886	$52,009,407
Annuity Account Balance Rollforward

Six Months Ended June 30,
2020	2019		Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
$53,233,898	$51,053,450	Account balances at beginning of period	$53,315,909	$53,233,898	$52,950,937	$52,414,835	$51,603,979
1,224,778	2,605,690	Net deposits	543,026	681,752	838,761	1,216,720	1,425,325
47,262	93,991	Premium bonuses	22,710	24,552	36,983	46,968	48,370
472,356	315,591	Fixed interest credited and index credits	144,469	327,887	327,280	141,854	212,230
(39,095)	(35,936)	Surrender charges	(19,390)	(19,705)	(15,092)	(20,537)	(19,480)
(83,892)	(77,730)	Lifetime income benefit rider fees	(44,048)	(39,844)	(47,630)	(43,110)	(41,220)
(1,742,707)	(1,540,221)	Surrenders, withdrawals, deaths, etc.	(850,076)	(892,631)	(857,341)	(805,793)	(814,369)
$53,112,600	$52,414,835	Account balances at end of period	$53,112,600	$53,315,909	$53,233,898	$52,950,937	$52,414,835

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Six Months Ended June 30,
2020	2019		Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
		American Equity Life:
$1,058,962	$2,238,662	Fixed index annuities	$472,899	$586,063	$765,180	$1,054,796	$1,211,004
4,647	7,062	Annual reset fixed rate annuities	2,316	2,331	1,843	2,340	3,614
452	714	Multi-year fixed rate annuities	83	369	306	593	566
15,482	3,815	Single premium immediate annuities	10,084	5,398	4,873	3,314	1,747
1,079,543	2,250,253		485,382	594,161	772,202	1,061,043	1,216,931
		Eagle Life:
178,873	413,038	Fixed index annuities	72,371	106,502	67,784	166,081	235,558
58	193	Annual reset fixed rate annuities	17	41	6	—	66
5,180	72,572	Multi-year fixed rate annuities	1,031	4,149	81,041	79,000	47,004
184,111	485,803		73,419	110,692	148,831	245,081	282,628
		Consolidated:
1,237,835	2,651,700	Fixed index annuities	545,270	692,565	832,964	1,220,877	1,446,562
4,705	7,255	Annual reset fixed rate annuities	2,333	2,372	1,849	2,340	3,680
5,632	73,286	Multi-year fixed rate annuities	1,114	4,518	81,347	79,593	47,570
15,482	3,815	Single premium immediate annuities	10,084	5,398	4,873	3,314	1,747
1,263,654	2,736,056	Total before coinsurance ceded	558,801	704,853	921,033	1,306,124	1,499,559
23,394	126,551	Coinsurance ceded	5,691	17,703	77,399	86,090	72,487
$1,240,260	$2,609,505	Net after coinsurance ceded	$553,110	$687,150	$843,634	$1,220,034	$1,427,072
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at June 30, 2020:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.9	6.6	10.7%	$51,122,612	96.3%
Annual Reset Fixed Rate Annuities	9.4	3.2	6.1%	1,403,321	2.6%
Multi-Year Fixed Rate Annuities	5.9	1.6	4.6%	586,667	1.1%
Total	12.7	6.5	10.5%	$53,112,600	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$811,287	$2,740,676
0.0% < 2.0%	16,674	272,742
2.0% < 3.0%	18,180	1,059,162
3.0% < 4.0%	62,253	1,813,373
4.0% < 5.0%	66,625	1,629,546
5.0% < 6.0%	243,420	3,045,822
6.0% < 7.0%	94,673	1,169,623
7.0% < 8.0%	82,992	5,209,088
8.0% < 9.0%	44,361	4,048,053
9.0% < 10.0%	79,797	3,937,052
10.0% or greater	469,726	26,197,475
	$1,989,988	$51,122,612

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$3,551,963	0.00%
2020	466,472	2.62%
2021	1,205,030	3.67%
2022	1,718,514	4.67%
2023	4,127,620	5.36%
2024	5,140,087	7.22%
2025	6,002,725	8.49%
2026	5,229,759	10.10%
2027	4,456,516	11.67%
2028	4,726,844	12.59%
2029	5,980,906	13.84%
2030	3,228,720	15.92%
2031	2,984,563	17.74%
2032	2,030,436	18.26%
2033	1,169,013	18.68%
2034	698,437	19.17%
2035	318,637	19.70%
2036	76,358	20.00%
	$53,112,600	10.47%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$944,032	$1,275,851
› 0.0% - 0.25%	49,125	153,052
› 0.25% - 0.5%	237,473	5,638
› 0.5% - 1.0%	34,082	10,596
› 1.0% - 1.5%	11,491	—
› 2.0% - 2.5%	238	—
Greater than 3.0%	2,757	—
1.00% ultimate guarantee - 2.36% wtd avg interest rate (a)	441,111	812,678
1.50% ultimate guarantee - 1.14% wtd avg interest rate (a)	142,690	3,300,429
1.75% ultimate guarantee - 1.96% wtd avg interest rate (a)	49,338	517,285
2.00% ultimate guarantee - 1.85% wtd avg interest rate (a)	77,651	—
2.25% ultimate guarantee - 1.75% wtd avg interest rate (a)	—	758,107
2.25% ultimate guarantee - 2.00% wtd avg interest rate (a)	—	1,471,865
Allocated to index strategies (see tables that follow)	—	42,817,111
	$1,989,988	$51,122,612

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of June 30, 2020 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.14%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,418	$100,762	$4,915,126	$61,573	$83,976
1.75% - 3%	8,452,761	—	—	—	—
3% - 4%	269,501	3,651	—	—	—
4% - 5%	890,045	218,620	1,394,195	—	—
5% - 6%	528,022	186,089	30,599	—	—
6% - 7%	—	—	444	—	—
>= 7%	10,694	6,334	716	5,510	—

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$52,121	$392,105	$94,250	$98,941
< 20%	867,652	—	—	—
20% - 40%	1,286,560	171,053	—	—
40% - 60%	3,196,216	96,904	57,801	—
60% - 100%	573,225	—	—	—
> 100%	473,490	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$2,050,638
1.10% - 1.30%	7,045,435
1.40% - 1.60%	2,017,351
1.70% - 2.00%	312,013
>= 2.10%	1,332

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	373,003
2.25% - 2.75%	211,814
3.00% - 3.50%	2,305,934
3.75% - 5.00%	2,524,462
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.77% based upon prices of options for the week ended July 1, 2020.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands)

Summary of Invested Assets

	June 30, 2020		December 31, 2019
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$39,342	0.1%	$161,765	0.3%
United States Government sponsored agencies	343,387	0.6%	625,020	1.1%
United States municipalities, states and territories	3,778,710	6.8%	4,527,671	7.9%
Foreign government obligations	207,509	0.4%	205,096	0.3%
Corporate securities	33,330,711	59.7%	32,536,839	57.2%
Residential mortgage backed securities	1,712,725	3.1%	1,575,664	2.8%
Commercial mortgage backed securities	5,393,062	9.6%	5,786,279	10.2%
Other asset backed securities	5,933,346	10.6%	6,162,156	10.8%
Total fixed maturity securities	50,738,792	90.9%	51,580,490	90.6%
Mortgage loans on real estate	3,958,233	7.1%	3,448,793	6.1%
Derivative instruments	672,958	1.2%	1,355,989	2.4%
Other investments	479,099	0.8%	492,301	0.9%
	$55,849,082	100.0%	$56,877,573	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands, except per share data)

Credit Quality of Fixed Maturity Securities - June 30, 2020

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$28,327,288	55.8%	Aaa/Aa/A	$29,240,135	57.6%
2	20,765,334	40.9%	Baa	19,857,663	39.1%
3	1,430,998	2.8%	Ba	1,347,637	2.7%
4	156,234	0.3%	B	126,141	0.3%
5	31,644	0.1%	Caa	68,192	0.1%
6	27,294	0.1%	Ca and lower	99,024	0.2%
	$50,738,792	100.0%		$50,738,792	100.0%
Watch List Securities - June 30, 2020

General Description (a)	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Net Unrealized Losses, Net of Allowance	Fair Value
Corporate securities - Public securities	$59,078	$(46,622)	$12,456	$(1,718)	$10,738
Corporate securities - Private placement securities	359,141	(127)	359,014	(25,933)	333,081
Residential mortgage backed securities	35,860	(777)	35,083	(458)	34,625
Commercial mortgage backed securities	137,801	(2,660)	135,141	(19,966)	115,175
Other asset backed securities	83,892	—	83,892	(12,200)	71,692
	$675,772	$(50,186)	$625,586	$(60,275)	$565,311

(a)	The watch list consists of all fixed maturity securities we have determined contain elevated credit risk, including those we have taken credit losses on.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	June 30, 2020		December 31, 2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$330,238	$382,729	$763,164	$786,785
United States municipalities, states and territories	3,283,321	3,778,710	4,147,343	4,527,671
Foreign government obligations	187,021	207,509	186,993	205,096
Corporate securities:
Capital goods	2,489,801	2,824,749	2,550,750	2,794,986
Consumer discretionary	6,128,110	7,003,608	6,082,974	6,658,120
Energy	2,661,723	2,738,944	2,499,030	2,677,646
Financials	6,690,075	7,439,505	6,737,325	7,323,150
Government non-guaranteed	539,396	616,763	539,639	606,308
Industrials	276,430	316,225	311,269	336,537
Information technology	1,823,511	2,104,744	1,868,131	2,051,175
Materials	1,774,801	1,972,694	1,818,048	1,961,033
Other	438,725	498,284	439,171	469,344
Telecommunications	1,476,151	1,703,362	1,510,836	1,664,350
Transportation	1,567,784	1,647,677	1,486,540	1,603,997
Utilities	3,868,282	4,464,156	3,978,459	4,390,193
Residential mortgage backed securities:
Government agency	592,348	684,049	591,100	646,787
Prime	907,897	925,834	793,357	815,916
Alt-A	88,515	102,842	93,281	112,961
Commercial mortgage backed securities:
Government agency	402,537	458,597	414,626	437,420
Non-agency	5,121,544	4,934,465	5,176,541	5,348,859
Other asset backed securities:
Auto	381,835	382,965	403,860	411,371
Energy	7,400	9,228	7,495	8,603
Financials	4,441	4,149	4,967	5,493
Industrials	143,874	140,426	167,466	171,273
Collateralized loan obligations	4,798,760	4,369,527	4,787,402	4,612,694
Military housing	468,201	549,773	471,621	539,029
Other	498,322	477,278	407,558	413,693
	$46,951,043	$50,738,792	$48,238,946	$51,580,490

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands)

Mortgage Loans on Real Estate

	June 30, 2020		December 31, 2019
	Principal	Percent	Principal	Percent
Geographic distribution: commercial mortgage loans
East	$714,198	18.7%	$645,991	18.7%
Middle Atlantic	287,864	7.5%	284,597	8.2%
Mountain	444,495	11.6%	389,892	11.3%
New England	25,066	0.7%	9,152	0.3%
Pacific	782,240	20.4%	655,518	19.0%
South Atlantic	820,260	21.4%	751,199	21.7%
West North Central	308,874	8.1%	302,534	8.7%
West South Central	445,975	11.6%	420,031	12.1%
	$3,828,972	100.0%	$3,458,914	100.0%

Property type distribution: commercial mortgage loans
Office	$259,888	6.8%	$250,287	7.3%
Medical Office	27,372	0.7%	29,990	0.9%
Retail	1,225,212	32.0%	1,225,670	35.4%
Industrial/Warehouse	974,579	25.5%	896,558	25.9%
Apartment	971,536	25.4%	858,679	24.8%
Agricultural	177,333	4.6%	51,303	1.5%
Mixed use/Other	193,052	5.0%	146,427	4.2%
	$3,828,972	100.0%	$3,458,914	100.0%

	June 30, 2020			December 31, 2019
	Commercial	Residential	Total	Total
Credit exposure - by payment activity
Performing	$3,828,972	$153,913	$3,982,885	$3,458,914
In workout	—	—	—	—
Delinquent	—	—	—	—
Collateral dependent	—	—	—	—
Principal outstanding	3,828,972	153,913	3,982,885	3,458,914

Unamortized discount	—	(3,078)	(3,078)
Deferred fees and costs, net	(1,858)	373	(1,485)	(942)
Amortized cost	3,827,114	151,208	3,978,322	3,457,972

Valuation allowance	(18,439)	(1,650)	(20,089)	(9,179)
Carrying value	$3,808,675	$149,558	$3,958,233	$3,448,793

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2020
First Quarter	$34.16	$9.07	$18.80	$0.00
Second Quarter	$27.09	$14.76	$24.71	$0.00

2019
First Quarter	$33.57	$26.34	$27.02	$0.00
Second Quarter	$30.91	$25.84	$27.16	$0.00
Third Quarter	$27.80	$20.16	$24.20	$0.00
Fourth Quarter	$30.96	$21.75	$29.93	$0.30

2018
First Quarter	$35.79	$28.90	$29.36	$0.00
Second Quarter	$37.16	$27.06	$36.00	$0.00
Third Quarter	$38.57	$34.51	$35.36	$0.00
Fourth Quarter	$36.39	$25.27	$27.94	$0.28
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Randy Binner
B. Riley FBR, Inc.
(703) 312-1890
rbinner@fbr.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-4422
mark.hughes@suntrust.com